                                                                    EXHIBIT 10.6


                                   AMENDMENT NO. 3

              SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN FOR EMPLOYEES

The Plan named above gives the Employer the right to amend it at any time. According to that right, the Plan is amended as follows:

Effective December 31, 1998:

By striking the definition of ASSOCIATED PLAN in the DEFINITIONS SECTION of
Article I and substituting the following:

    ASSOCIATED PLAN means The Principal Pension Plan.

Effective January 1, 1999:

By striking the last two sentences of the first paragraph in the DISTRIBUTIONS UNDER QUALIFIED DOMESTIC RELATIONS ORDERS SECTION of Article VI and substituting the following:

    Nothing in this section shall permit a Participant a right to receive a distribution at a time otherwise not permitted under the Plan. Distribution to an alternate payee may be made in a single sum equal to the present value (as determined by actuarial valuations) of the benefit payable under the terms of the Qualified Domestic Relations Order. This single sum payment must be requested within 60 days after the date the Qualified Domestic Relations Order is approved by the Employer. With the exception of this single sum benefit, nothing in this section shall permit the alternate payee to receive any other form of payment not permitted under the Plan. in no event may a single sum distribution be made to an alternate payee after the date the Participant ceases to be an Employee due to retirement.

Effective March 1, 1999:

By striking the definition of ELIGIBLE EMPLOYEE in the DEFINITIONS SECTION of
Article I and substituting the following:

    ELIGIBLE EMPLOYEE means any Employee of the Employer (including individuals who were active participants under the Principal Health Care, Inc. Pension Plan on April 30, 1998) who is invited to participate. in the Plan and who represents a select group of highly-compensated or management Employees.

Effective January 1, 2000:

By striking entirely from the ACCRUED BENEFIT SECTION of Article IV the words "However, Accrued Benefit is modified as follows:" and the immediately following paragraph that begins with the words "The actual dollar amount...".

Effective January 1, 2001:

By adding the following as the last sentence in the first paragraph in the ADMINISTRATION SECTION of Article VIII:

    Benefits under this Plan will be paid only if the Plan Administrator decides, in his discretion, that the applicant is entitled to them.

This amendment is made an integral part of the aforesaid Plan and is controlling over the terms of said Plan with respect to the particular items addressed expressly herein. All other provisions of the Plan remain unchanged and controlling.

Unless otherwise stated on any page of this amendment, eligibility for benefits and the amount of any benefits payable to or on behalf of an individual who is an Inactive Participant on the effective date(s) stated above, shall be determined according to the provisions of the aforesaid Plan as in effect on the day before he became an Inactive Participant.

Signing this amendment, the Employer, as plan sponsor, has made the decision to adopt this plan amendment. The Employer is acting in reliance on its own discretion and on the legal and tax advice of its own advisors, and not that of any member of the Principal Financial Group or any representative of a member company of the Principal Financial Group.

Signed this 28th day of December, 2000.
            ----        --------  ----

                                             PRINCIPAL LIFE INSURANCE COMPANY

                                             By /s/ LYNN M GRAVES
                                                -----------------

                                             2ND VICE PRESIDENT
                                             --------------------
                                                    Title

                      PLAN PAGES AFFECTED BY THIS AMENDMENT

Page 12- removal of accrued benefit modification.

Page 17 - change in QDRO language, 1st paragraph

Page 19 - change to Section 8.01, 1st paragraph

                                 AMENDMENT NO. 2

              SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN FOR EMPLOYEES

        The Plan named above gives the Employer the right to amend it at any time. According to that right, the Plan is amended as provided below:

Effective January 1, 1998,

        by striking the following:

                Page 3                  Page 16
                Page 4                  Page 17
                Page 14                 Page 24
                Page 15

        and substituting the following:

                Page 3                  Page 16
                Page 4                  Page 17
                Page 14                 Page 17a
                Page 15                 Page 24

Effective July 3, 1998,

        by striking the following:

                Page 7                  Page 19

        and  substituting the following:

                Page 7                  Page 19

        The provisions and conditions set forth on any page of this amendment are a part of the Plan as fully as if recited over the signature(s) below.

        By signing this amendment, the Employer acknowledges having counseled to the extent necessary with selected legal and tax advisors regarding the amendment's legal and tax implications.

        Signed this 1st day of October, 1998.
                    ---        -------

        PRINCIPAL LIFE INSURANCE COMPANY        PRINCIPAL MUTUAL LIFE INSURANCE
                                                COMPANY

        By /s/ MAX F. JOHNSON                   By /s/ MAX F. JOHNSON
           -----------------------------           -----------------------------

        Vice President - Human Resources        Vice President - Human Resources
        --------------------------------        --------------------------------
                     Title                                   Title

                                 AMENDMENT NO. 1

              SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN FOR EMPLOYEES

        The Plan named above gives the Employer the right to amend it at any time. According to that right, the Plan is amended as provided below:

Effective January 1, 1997,

        by striking the following:

               Page 3
               Page 12

        and substituting the following:

               Page 3
               Page 12

        The provisions and conditions set forth on any page of this amendment are a part of the Plan as fully as if recited over the signature(s) below.

        By signing this amendment, the Employer acknowledges having counseled to the extent necessary with selected legal and tax advisors regarding the amendment's legal and tax implications.

        Signed this 11th day of September, 1997.
                    ----        ---------
                                                PRINCIPAL MUTUAL LIFE INSURANCE
                                                COMPANY

                                                By /s/ MAX F. JOHNSON
                                                   -----------------------------

                                                Vice President - Human Resources
                                                --------------------------------
                                                             Title

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                  FOR EMPLOYEES








Restated January I, 1996

                          AMEND. NO. 2 PAGE DTD. 1-1-98
                          -----------------------------

                                TABLE OF CONTENTS

INTRODUCTION

ARTICLE I               FORMAT AND DEFINITIONS

     Section 1.01 ----  Format
     Section 1.02 ----  Definitions

ARTICLE II              PARTICIPATION

     Section 2.01 ----  Active Participant
     Section 2.02 ----  Inactive Participant
     Section 2.03 ----  Cessation of Participation-

ARTICLE III             CONTRIBUTIONS

     Section 3.01 ----  Employer Contributions
     Section 3.02 ----  Investment of Contributions

ARTICLE IV              RETIREMENT BENEFITS

     Section 4.01 ----  Accrued Benefit
     Section 4.02 ----  Amount of Benefit at Retirement

ARTICLE V               OTHER BENEFITS

     Section 5.01 ----  Death Benefits
     Section 5.02 ----  Vested Benefits
     Section 5.03 ----  Cost of Living Adjustment
     Section 5.04 ----  Disability Benefits

ARTICLE VI              WHEN BENEFITS START AND DISTRIBUTION OF BENEFITS

     Section 6.01 ----  When Benefits Start
     Section 6.02 ----  Automatic Forms of Distribution
     Section 6.03 ----  Optional Forms of Distribution and Distribution
                        Requirements
     Section 6.04 ----  Distributions Under Qualified Domestic Relations Orders

ARTICLE VII             TERMINATION OF PLAN


TABLE OF CONTENTS                       3

                          AMEND. NO. 2 PAGE DTD. l-l-98
                          -----------------------------


ARTICLE VIII            ADMINISTRATION OF PLAN

     Section 8.01 ----  Administration
     Section 8.02 ----  Benefit and Pension Committee
     Section 8.03 ----  Benefit Plan Investment Committee
     Section 8.04 ----  Records
     Section 8.05 ----  Information  Available
     Section 8.06 ----  Claim and Appeal Procedures
     Section 8.07 ----  Delegation of Authority

ARTICLE IX              GENERAL PROVISIONS

     Section 9.01 ----  Amendments
     Section 9.02 ----  Provisions Relating to the Insurer and Other Parties
     Section 9.03 ----  Employment Status
     Section 9.04 ----  Rights to Plan Assets
     Section 9.05 ----  Beneficiary
     Section 9.06 ----  Nonalienation of Benefits
     Section 9.07 ----  Construction
     Section 9.08 ----  Legal Actions
     Section 9.09 ----  Word Usage
     Section 9.10 ----  Small Amounts

PLAN EXECUTION






TABLE OF CONTENTS                       4

                                  INTRODUCTION

          The Employer previously established a nonqualified deferred compensation plan on January 1, 1982. The plan has been designed as, and is intended to be, an unfunded plan for purposes of the Employee Retirement Income Security Act of 1974, as amended, and a nonqualified plan under the internal Revenue Code of 1986, including any later amendments to the Code. The plan is designed to provide benefits for a select group of highly compensated or management employees.

          The Employer is of the opinion that the plan should be changed. It believes that the best means to accomplish these changes is to completely restate the plan's terms, provisions and conditions. The restatement, effective January 1, 1996, is set forth in this document and is substituted in lieu of the prior document.

          Any funds accumulated for purposes of providing benefits under this plan are fully available to satisfy the claims of the Employer's creditors. Participants have no greater rights with regard to such fund than any other general creditor of the Employer.





INTRODUCTION                           5

                                    ARTICLE I

                             FORMAT AND DEFINITIONS

SECTION 1.Ol--FORMAT.

       Words and phrases defined in the DEFINITIONS SECTION of Article I shall have that defined meaning when used in this Plan, unless the context clearly indicates otherwise.

       These words and phrases will have an initial capital letter to aid in identifying them as defined terms.

SECTION 1.02--DEFINITIONS.

       ACCRUAL SERVICE means, on any date for a Participant, his accrual service on such date under the Associated Plan.

       ACCRUED BENEFIT means the amount of monthly retirement benefit on the Normal Form accrued by an Active Participant under this Plan as of any date. See the ACCRUED BENEFIT SECTION of Article IV.

       ACCRUED BENEFIT ADJUSTMENT means an adjustment which shall be applied to determine a Participant's benefit, as defined under the Associated Plan.

       ACTIVE PARTICIPANT means an Eligible Employee who is actively participating in the Plan according to the provisions in the ACTIVE PARTICIPANT SECTION of Article II.

       ACTUARIAL EQUIVALENT means, for a benefit payable on an optional form, that the value of such benefit is actuarially equivalent to the benefit payable on the Normal Form. The amount of each payment under an optional form shall be determined pursuant to the definition of actuarial equivalent in the Associated Plan.

       ADJUSTED COMPENSATION BENEFIT means an amount of monthly retirement benefit, determined according to Section 4.01.

       ANNUITY STARTING DATE means, for a Participant, the first day of the first period for which an amount is payable as an annuity or any other form.

       ASSOCIATED PLAN means The Principal Pension Plan For Employees.

       AVERAGE COMPENSATION means, on any given date, an Employee's average compensation under the Associated Plan.

       BENEFICIARY means the person or persons named by a Participant to receive any benefits under this Plan upon the Participant's death. See the BENEFICIARY SECTION of Article IX.

       CLAIMANT means any person who has made a claim for benefits under this Plan. See the CLAIM AND APPEAL PROCEDURES SECTION of Article VIII.




ARTICLE I                               6

                          AMEND. NO. 2 PAGE DTD. 7-l-98
                          -----------------------------

       CODE means the internal Revenue Code of 1986, as amended.

       COMPENSATION means compensation as defined under the Associated Plan. However, the $200,000 limit prior to January 1, 1994, and the $150,000 limit on and after January 1, 1994, (as adjusted) on Compensation specified in such definition shall not apply for purposes of determining a Participant's Supplemental Benefit under this Plan.

       CONTINGENT ANNUITANT means an individual named by the Participant to receive a lifetime benefit after the Participant's death according to a survivorship life annuity form of distribution.

       CONTRIBUTIONS means Employer Contributions as set out in Article Ill.

       EARLY RETIREMENT DATE means the Participant's early retirement date under the Associated Plan.

       ELIGIBLE EMPLOYEE means any Employee of the Employer who is invited to participate in the Plan and who represents a select group of highly-compensated or management employees,

       EMPLOYEE means an individual who is employed by the Employer.

       EMPLOYER means Principal Life Insurance Company,

       EMPLOYER CONTRIBUTIONS means contributions made by the Employer to fund this Plan. See the EMPLOYER CONTRIBUTIONS SECTION of Article III.

       ENTRY DATE means the date an Employee first enters the Plan as an Active Participant. See the ACTIVE PARTICIPANT SECTION of Article II.

       EXCESS BENEFIT means an amount of monthly retirement benefit, determined according to Section 4.01.

       FISCAL YEAR means the Employer's taxable year. The last day of the Fiscal Year is December 31.

       GROUP CONTRACT means the group annuity contract or contracts into which the Trustee enters with the Insurer for the investment of Contributions and the payment of benefits under this Plan. The term Group Contract as it is used in this Plan is deemed to include the plural unless the context clearly indicates otherwise.

       Any funds accumulated under the Group Contract are available to the general creditors of the Employer.

       INACTIVE PARTICIPANT means a former Active Participant who has an Accrued Benefit. See the INACTIVE PARTICIPANT SECTION of Article II.

       INSURER means Principal Life Insurance Company and any other insurance company or companies named by the Trustee.

       INTEGRATION LEVEL means a Participant's integration level as defined under the Associated Plan.

       LATE RETIREMENT DATE means the late retirement date under the Associated Plan.



ARTICLE I                               7

       NORMAL FORM means the Normal Form under the Associated Plan.

       NORMAL RETIREMENT AGE means a Participant's normal retirement age under the Associated Plan.

       NORMAL RETIREMENT DATE means a Participant's normal retirement date under the Associated Plan.

       PARTICIPANT means either an Active Participant or an Inactive
       Participant.

       PLAN means the deferred compensation plan of the Employer set forth in this document, including any later amendments to it.

       PLAN ADMINISTRATOR means the person or persons who administer the Plan.

       The Plan Administrator is the Employer.

       PLAN YEAR means a period beginning on a Yearly Date and ending on the day before the next Yearly Date.

       PRE-89 ACCRUED BENEFIT ADJUSTMENT means an adjustment which shall be applied to determine a Participant's benefit, as defined under the Associated Plan.

       PRESENT VALUE means the current value of a benefit payable on a specified form and on a specified date. Present Value is determined pursuant to the definition of present value under the Associated Plan.

       REENTRY DATE means the date a former Active Participant reenters the Plan. See the ACTIVE PARTICIPANT SECTION of Article II.

       RETIREMENT DATE means the date a retirement benefit will begin and is a Participant's Early, Normal or Late Retirement Date, as the case may be.

       SOCIAL SECURITY BENEFIT means the monthly payment of primary insurance benefits determined for a Participant.

       The benefits shall be determined by applying a salary scale, projected backwards, to the Participant's pay as of any date of determination. The salary scale used shall be the actual change in the average wages from year to year as determined by the Social Security Administration.

       SUPPLEMENTAL BENEFIT means an amount of monthly retirement benefit, determined according to Section 4.01.

       TRUST means an agreement of trust between the Employer and Trustee established for the purpose of holding and distributing the Trust Fund under the provisions of the Plan. The Trust wilt provide for the investment of all or any portion of the Trust Fund in the Group Contract.

       TRUST FUND means the total funds held under the Trust for the purpose of providing benefits for Participants. These funds result from Contributions made under the Plan which are forwarded to the Trustee to be deposited in the Trust Fund as provided in the INVESTMENT OF CONTRIBUTIONS SECTION of Article III. The Trust Fund shall be valued annually at current fair market value on the date used for


ARTICLE I                              8
       computing plan costs for minimum funding purposes and, at the discretion of the Trustee, may be valued more frequently. The valuation shall take into consideration investment earnings credited, expenses charged, payments made and changes in the value of the assets held in the Trust Fund.

       TRUSTEE means the trustee or trustees under the Trust. The term Trustee as it is used in this Plan is deemed to include the plural unless the context clearly indicates otherwise.

       YEARLY DATE means January 1, 1982, and the same day of each following year.





ARTICLE I                              9

                                   ARTICLE II

                                  PARTICIPATION

SECTION 2.01--ACTIVE PARTICIPANT.

     (a) An Employee shall first become an Active Participant (begin active participation in the Plan) on the earliest date on or after January 1, 1996, on which he is an Eligible Employee. This date is his Entry Date.

          Each Employee who was an Active Participant under the Plan on December 31, 1995, shall continue to be an Active Participant if he is still an Eligible Employee on January 1, 1996, and his Entry Date shall not change.

     (b) An Inactive Participant shall again become an Active Participant (resume active participation in the Plan) on the date he again performs an hour of service as an Eligible Employee. This date is his Reentry Date.

          Upon again becoming an Active Participant, he shall cease to be an Inactive Participant.

     (c) A former Participant shall again become an Active Participant (resume active participation in the Plan) on the date he again performs an hour of service as an Eligible Employee. This date is his Reentry Date.

SECTION 2.02--INACTIVE PARTICIPANT.

     An Active Participant shall become an Inactive Participant (stop accruing benefits under the Plan) on the earliest of the following:

     (a) The date on which he ceases to be an Eligible Employee (on his Retirement Date if he ceases to be an Eligible Employee within one month of his Retirement Date).

     (b)  The effective date of complete termination of the Plan.

     An Employee or former Employee who was an Inactive Participant under the Plan on December 31, 1995, shall continue to be an Inactive Participant on January 1, 1996. Eligibility for any benefits payable to him or on his behalf and the amount of the benefits shall be determined according to the provisions of the prior document, unless otherwise stated in this document.

SECTION 2.03--CESSATION OF PARTICIPATION.

     A Participant, whether active or inactive, shall cease to be a Participant on the earlier of the following:

     (a)  The date of his death.

     (b) The date he receives a distribution of his entire benefit under the Plan.


ARTICLE II                             10

                                   ARTICLE III

                                  CONTRIBUTIONS

SECTION 3.01--EMPLOYER CONTRIBUTIONS.

     The amount and time of Employer Contributions shall be determined based on actuarial valuations and mendations as to the amounts required to fund benefits under this Plan.

SECTION 3.02--INVESTMENT OF CONTRIBUTIONS.

     All Contributions are forwarded by the Trustee to. be deposited in the Trust Fund. Investment of Contributions is governed by the provisions of the Trust, Group Contract and any other funding arrangement in which the Trust is or may be invested.

     Plan assets are not held for the exclusive benefit of Participants or their Beneficiaries.




ARTICLE III                            11

                         AMEND. NO. 1 PAGE DTD. 1-1-97
                         -----------------------------

                                   ARTICLE IV

                               RETIREMENT BENEFITS

SECTION 4.01--ACCRUED BENEFIT.

     An Active Participant's monthly Accrued Benefit as of any date will be equal to the greatest of (a) reduced by (c), or (b) reduced by (c) below:

     (a) Supplemental Benefit: For an Active Participant whose Average Monthly Compensation is at least 125% of the current salary minimum used in the definition of a highly compensated employee under an 414(q) of the Code, an amount equal to the sum of (1) and (2) below reduced by (3) below:

          (1) An amount equal to (i) 70.5% of his Average Compensation, multiplied by (ii) his Pre-89 Accrued Benefit Adjustment.

          (2) An amount equal to (i) 65% of his Average Compensation, multiplied by (ii) his Accrued Benefit Adjustment.

          (3)  An amount equal to (i) his Social Security Benefit multiplied by
               (ii) the sum of his Pre-89 Accrued Benefit Adjustment and his Accrued Benefit Adjustment.

     (b) Excess Benefit: For any Active Participant, an amount equal to his accrued benefit under the Associated Plan, determined as if the limits of Section 415 and 401(a)(17) of the Code were not operative.

     (c) The normal form accrued benefit expected to be paid to the Participant under the Associated Plan at Retirement Date.

However, Accrued Benefit is modified as follows:

     The actual dollar amount of a Participant's Accrued Benefit at retirement may vary depending on his Average Compensation as defined under the Associated Plan on any given date.

SECTION 4.02--AMOUNT OF BENEFIT AT RETIREMENT.

     An Active Participant's retirement benefit on his Retirement Date shall be equal to his Accrued Benefit on such date.

     An Active Participant's retirement benefit on his Early or Late Retirement Date for (a), (b) and (c) in Section 4.01 above shall be equal to his Accrued Benefit on such specified date, multiplied by the early or late retirement factor derived from the table in Section 4.03.of the Associated Plan.

     An Active Participant's retirement benefit on the Normal Form shall not be less than the greatest amount of benefit that would have been provided for him had he retired on an earlier Retirement Date.



ARTICLE IV                             12

     The Participant's retirement benefits shall be distributed to the Participant according to the distribution of benefits provisions of Article VI. The amount of payment under any form (other than the Normal Form) shall be determined as provided under the OPTIONAL FORMS OF DISTRIBUTION AND DISTRIBUTION REQUIREMENTS SECTION of Article VI.





ARTICLE IV                             13

                          AMEND. NO. 2 PAGE DTD. 1-l-98
                          -----------------------------

                                    ARTICLE V

                                 OTHER BENEFITS

SECTION 5.01--DEATH BENEFITS.

     If a Participant dies before his Normal Retirement Date, monthly payments shall be payable to the Participant's spouse in an amount equal to the preretirement survivor annuity which would have been determined under the Associated Plan, based on his Accrued Benefit under this Plan. The distribution of death benefits shall be subject to the distribution of benefits provisions of
Article VI.

     Any death benefit after Normal Retirement Date will be determined by the form of retirement benefit in effect on such date.

SECTION 5.02--VESTED BENEFITS.

     A Participant who becomes an Inactive Participant before retirement or death will be entitled to a deferred monthly retirement benefit on the Normal Form to begin on his Retirement Date. The deferred retirement benefit will be equal to the Participant's Accrued Benefit from this Plan on the day before he became an Inactive Participant.

     The amount of payment under any form (other than the Normal Form) shall be determined as provided under the OPTIONAL FORMS OF DISTRIBUTION SECTION of
Article VI.

     If the Participant dies before his Normal Retirement Date, death benefits shall be distributed according to the provisions of the DEATH BENEFITS SECTION of Article V.

SECTION 5.03--COST OF LIVING ADJUSTMENT.

     For purposes of this Section, the following terms are defined:

     PAYEE means

     (a)  A Participant whose Retirement Date has occurred.

     (b) A spouse who is entitled to payments under the DEATH BENEFITS SECTION of this Article.

     (c) A Contingent Annuitant who is entitled to payments under a survivorship optional form on account of the death of the Participant.

     (d) A Beneficiary who is entitled to payments under a certain and life optional form on account of the death of the Participant.

     PRICE INDEX means as of each January 1 the average of the Consumer Price Index (U.S. city average for all urban consumers, all items) for the immediately preceding calendar year, as published by the United States Department of Labor.



ARTICLE V                              14

                            AMEND. NO. 2 PAGE DTD, 1-1-98

     ADJUSTMENT DATE means each March 1.

     ADJUSTMENT FACTOR means a number based on the quotient of (a) divided by
     (b) as shown in the following table:

     (a)  The Price Index as of such Adjustment Date.

     (b)  The Price Index as of the last previous Adjustment Date.

                  Quotient                        Adjustment Factor
                  --------                        -----------------
                 Less than 1                               1
                  1 to 1.10                    1 plus 75% of the excess
               1.l0 or greater                           1.075

     If the Adjustment Factor on any Adjustment Date is between 1 and 1.01, no adjustment will be made on that Adjustment Date. However, on the next following Adjustment Date the Adjustment Factor will be the product of the Adjustment Factor normally determined for the current Adjustment Date and the immediately preceding Adjustment Date.

     As of each Adjustment Date, the amount of the monthly payment derived from his Accrued Benefit shall be changed to the amount determined by multiplying such payment by the Adjustment Factor as of such Adjustment Date subject to the following provisions:

     (a) No decrease shall become effective which would reduce the monthly payment for a Payee to an amount which would be less than the amount (called the Floor) he would have received had the provisions of this Section never been in effect except that a new Floor shall be created
          (1) at the Participant's Normal Retirement Date or (2) on the date of such Participant's death before his Normal Retirement Date.

     (b) A Participant or a Participant's spouse will have the amount of any increase in the amount of monthly payment for him on his first Adjustment Date multiplied by the ratio of (1) to (2) below:

          (1) The number of complete months he has been a Payee prior to such Adjustment Date.

          (2)  12.

SECTION 5.04--DISABILITY BENEFITS.

     An Active Participant shall continue to accrue benefits under the Plan if he becomes Totally and Permanently Disabled as described in the Associated Plan before his Retirement Date (Normal Retirement Date, if earlier). An Active Participant who becomes Totally and Permanently Disabled on or after September 1, 1990, shall not continue to accrue benefits unless such disability (1) continues uninterruptedly for at least one year and (2) he will have completed 10 or more years of Vesting Service under the Associated Plan at the end of that one- year period.

     Accrual Service for a Participant who is continuing to accrue benefits shall be credited as one day of service for each day (without regard to the one year. limitation) he is Totally and Permanently Disabled to the extent it has not already been credited.



ARTICLE V                              15

                          AMEND. NO. 2 PAGE DTD. 1-1-98
                          -----------------------------

     For purposes of determining Vesting Service under the Associated Plan, Severance from Service Date shall not occur during any period when he is Totally and Permanently Disabled.

     Compensation for a Participant who is continuing to accrue benefits shall be deemed to be the greater of (1) his Compensation for the calendar year prior to the calendar year in which he became Totally and Permanently Disabled subject to the adjustment described in the COST OF LIVING ADJUSTMENT SECTION of Article V, or (2) his compensation for the current calendar year.




ARTICLE V                              16

                          AMEND. NO. 2 PAGE DTD. l-1-98
                          -----------------------------

                                   ARTICLE VI

                WHEN BENEFITS START AND DISTRIBUTION OF BENEFITS

     Any benefit distributed according to the provisions of this article will be paid from the general assets of the Employer. Participants have no greater rights with regard to such benefit than any other general creditor of the Employer.

SECTION 6.01--WHEN BENEFITS START.

     Benefits under the Plan begin when a Participant starts benefits under the Associated Plan.

SECTION 6.02--AUTOMATIC FORMS OF DISTRIBUTION.

     The automatic form of retirement benefit payable to or on behalf of a Participant shall be the same as the form of benefit being paid under the Associated Plan.

SECTION 6.03--OPTIONAL FORMS OF DISTRIBUTION AND DISTRIBUTION REQUIREMENTS.

     The optional forms of retirement benefit shall be the optional forms available under the Associated Plan. If an optional form is chosen under the Associated Plan, that optional form will also be in effect under this Plan. The benefit payable on any optional annuity form available (other than the Normal
Form) shall be the Actuarial Equivalent of the benefit that would otherwise be payable on the Normal Form.

SECTION 6.04--DISTRIBUTIONS UNDER QUALIFIED DOMESTIC RELATIONS ORDERS.

     The Plan specifically permits distributions to an alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), at any time, irrespective of whether the Participant has attained his earliest retirement age, as defined in Code Section 414(p), under the Plan. A distribution to an alternate payee before the Participant's attainment of earliest retirement age, as defined in Code Section 414(p), is available only if:

     (a) the order specifies distributions at that time or permits an agreement between the Plan and the alternate payee to authorize an earlier distribution; and

     (b) if the present value of the alternate payee's benefits under the Plan exceeds $5,000, and the order requires, the alternate payee consents to any distribution occurring before the Participant's attainment of earliest retirement age, as defined in Code Section 414(p).

Nothing in this section shall permit a Participant a right to receive a distribution at a time otherwise not permitted under the Plan nor shall it permit the alternate payee to receive a form of payment not permitted under the Plan. Provided, however, in addition to the optional forms of retirement benefit described in Section 6.03, a distribution required to be made under this section may also be made in a single sum payment.

     The Plan Administrator shall establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the Plan Administrator promptly shall notify the Participant and an alternate payee named in the order, in writing, of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving


ARTICLE VI                             17

                          AMEND. NO. 2 PAGE DTD. l-1-98
                          -----------------------------

the domestic relations order, the Plan Administrator shall determine the qualified status of the order and shall notify the Participant and each alternate payee, in writing, of its determination. The Plan Administrator shall provide notice under this paragraph by mailing to the individual's address specified in the domestic relations order, or in a manner consistent with Department of Labor regulations. The Plan Administrator may treat as qualified any domestic relations order entered before January 1, 1985, irrespective of whether it satisfies all the requirements described in Code Section 414(p).

     If any portion of the Present Value of the Participant's Vested Accrued Benefit is payable during the period the Plan Administrator is making its determination of the qualified status of the domestic relations order, a separate accounting shall be made of the amount payable. If the Plan Administrator determines the order is a qualified domestic relations order within 18 months of the date amounts are first payable following receipt of the order, the payable amounts shall be distributed in accordance with the order. If the Plan Administrator does not make its determination of the qualified status of the order within the 18 month determination period, the payable amounts shall be distributed in the manner the Plan would distribute if the order did not exist and the order shall apply prospectively if the Plan Administrator later determines the order is a qualified domestic relations order.

     The Plan shall make payments or distributions required under this section by separate benefit checks or other separate distribution to the alternate payee(s).

ARTICLE VI                             17a

                                   ARTICLE VII

                               TERMINATION OF PLAN

     The Employer expects to continue the Plan indefinitely but reserves the right to terminate the Plan in whole or in part at any time upon giving written notice to all parties concerned.

     Upon complete termination of the Plan, no further Employees shall become Participants, and no further Contributions shall be made.




ARTICLE VII                            18

                          AMEND. NO. 2 PAGE DTD. 7-1-98
                          -----------------------------

                                  ARTICLE VIII

                             ADMINISTRATION OF PLAN

SECTION 8.01--ADMINISTRATION.

     The Plan Administrator has complete discretion to construe or interpret the provisions of the Plan, including ambiguous provisions, if any, to determine eligibility for benefits, and to determine the type and extent of benefits, if any, to be provided. The Plan Administrator's decisions in such matters shall be controlling, binding, and final. In any action to review any decision by the Plan Administrator, the Plan Administrator shall be deemed to have exercised discretion properly unless it is proven duly that the Plan Administrator has acted arbitrarily and capriciously.

     Unless otherwise set out in the Plan or Group Contract, the Plan Administrator may delegate recordkeeping and other duties which are necessary for the administration of the Plan to any person or firm which agrees to accept such duties. The Plan Administrator shall be entitled to rely upon all tables, valuations, certificates and reports furnished by the consultant or actuary appointed by the Plan Administrator and upon all opinions given by any counsel selected or approved by the Plan Administrator.

     The Plan Administrator shall receive all claims for benefits by Participants, former Participants, Beneficiaries, spouses, and Contingent Annuitants. The Plan Administrator shall determine all facts necessary to establish the right of any Claimant to benefits and the amount of those benefits under the provisions of the Plan. The Plan Administrator may establish rules and procedures to be followed by Claimants in filing claims for benefits, in furnishing and verifying proofs necessary to determine age, and in any other matters required to administer the Plan.

SECTION 8.02--PENSION PLAN INVESTMENT COMMITTEE.

     The Pension Plan Investment Committee of Principal Life Insurance Company shall consist of a chairperson and other members appointed by the Chief Executive Officer who shall serve until appointment of a successor or resignation and without compensation for services as such.

     All expenses incurred shall be paid by the Employer.

     The Committee shall establish and periodically review the investment policy with respect to Plan assets, and shall periodically report to the Management Resources Committee.

     All acts and determinations of the Committee shall be duly recorded and all such records shall be preserved in its custody.

SECTION 8.03--RECORDS.

     All acts and determinations of the Plan Administrator shall be duly recorded. All these records, together with other documents necessary for the administration of the Plan, shall be preserved in the Plan Administrator's custody.


ARTICLE VIII                           19

     Writing (handwriting, typing, printing), photostating, photographing, microfilming, magnetic impulse, mechanical or electrical recording or other forms of data compilation shall be acceptable means of keeping records.

SECTION 8.04--INFORMATION AVAILABLE.

     Any Participant in the Plan or any Beneficiary may examine copies of the Plan description, latest annual report, any bargaining agreement, this Plan, the Group Contract or any other instrument under which the Plan was established or is operated. The Plan Administrator shall maintain all of the items listed in this section in its office, or in such other place or places as it may designate in order to comply with governmental regulations. These items may be examined during reasonable business hours. Upon the written request of a Participant or Beneficiary receiving benefits under the Plan, the Plan Administrator will furnish him with a copy of any of these items. The Plan Administrator may make a reasonable charge to the requesting person for the copy.

SECTION 8.05--CLAIM AND APPEAL PROCEDURES.

     A Claimant must submit any required forms and pertinent information when making a claim for benefits under the Plan.

     If a claim for benefits under the Plan is denied, the Plan Administrator shall provide adequate written notice to the Claimant whose claim for benefits under the Plan has been denied. The notice must be furnished within 90 days of the date that the claim is received by the Plan Administrator. The Claimant shall be notified in writing within this initial 90-day period if special circumstances require an extension of time needed to process the claim and the date by which the Plan Administrator's decision is expected to be rendered. The written notice shall be furnished no later than 180 days after the date the claim was received by the Plan Administrator.

     The Plan Administrator's notice to the Claimant shall specify the reason for the denial; specify references to pertinent Plan provisions on which denial is based; describe any additional material and information needed for the Claimant to perfect his claim for benefits; explain why the material and information is needed; inform the Claimant that any appeal he wishes to make must be in writing to the Plan Administrator within 60 days after receipt of the Plan Administrator's notice of denial of benefits and that failure to make the written appeal within such 60-day period shall render the Plan Administrator's determination of such denial final, binding and conclusive.

     If the Claimant appeals to the Plan Administrator, the Claimant, or his authorized representative, may submit in writing whatever issues and comments the Claimant, or his representative, feels are pertinent. The Claimant, or his authorized representative may review pertinent Plan documents. The Plan Administrator shall reexamine ail facts related to the appeal and make a final determination as to whether the denial of benefits is justified under the circumstances. The Plan Administrator shall advise the Claimant of its decision within 60 days of his written request for review, unless special circumstances (such as a hearing) would make rendering a decision within the 60.day limit unfeasible. The Claimant must be notified within the 60-day limit if an extension is necessary. The Plan Administrator shall render a decision on a claim for benefits no later than 120 days after the request for review is received.


ARTICLE VIII                           20

SECTION 8.06--DELEGATION OF AUTHORITY.

     All or any part of the administrative duties and responsibilities under this article may be delegated by the Plan Administrator. The duties and responsibilities delegated shall be set out here or in a separate written agreement.




ARTICLE VIII                           21

                                   ARTICLE IX

                               GENERAL PROVISIONS

SECTION 9.01--AMENDMENTS.

     The Board of Directors of the Employer reserves the right and authority to amend the Plan provisions from time to time. In most instances this authority has been delegated to the Employer who may amend this Plan at any period of time as may be determined by Internal Revenue Service regulations) governmental agency to which the Plan is subject.

SECTION 9.02--PROVISIONS RELATING TO THE INSURER.

     The obligations of an Insurer shall be governed solely by the provisions of the Group Contract. The Insurer shall not be required to perform any act not provided in or contrary to the provisions of the Group Contract. See the CONSTRUCTiON SECTION of this article.

     Any issuer or distributor of investment contracts or securities is governed solely by the terms of its policies, written investment contract, prospectuses, security instruments, and any other written agreements entered into with the Trustee.

     Such Insurer, issuer or distributor is not a party to the Plan or Trust, nor bound in any way by the Plan or Trust provisions. Such parties shall not be required to look to the terms of this Plan or Trust, nor to determine whether the Employer, the Plan Administrator or the Trustee have the authority to act in any particular manner or to make any contract or agreement.

     Until notice of any amendment or termination of this Plan or Trust has been received by the Insurer at its home office or an issuer or distributor at their principal address, they are and shall be fully protected in assuming that the Plan or Trust has not been amended or terminated and in dealing with any party acting as Trustee according to the latest information which they have received at their home office or principal address.

SECTION 9.03--EMPLOYMENT STATUS.

     Nothing contained in this Plan gives an Employee the right to be retained in the Employer's employ or to interfere with the Employer's right to discharge any Employee.

SECTION 9.04--RIGHTS TO PLAN ASSETS.

     No Employee shall have any right to or interest in any assets of the Plan upon termination of his employment or otherwise except as specifically provided under this Plan, and then only to the extent of the benefits payable to such Employee in accordance with Plan provisions. Any benefit payable will be distributed from the general assets of the Employer. Participants have no greater rights with regard to such benefit than any other general creditor of the Employer.

     Any final payment or distribution to a Participant or his legal representative or to any Beneficiaries, spouse or Contingent Annuitant of such Participant under the Plan provisions shall be in full satisfaction of all claims

ARTICLE IX                             22
against the Plan, the Plan Administrator, the Trustee, the Insurer, and the Employer arising under or by virtue of the Plan.

SECTION 9.05--BENEFICIARY.

     Each Participant may name a Beneficiary to receive any death benefit (other than any income payable to a Contingent Annuitant) that may arise out of his participation in the Plan, The Participant may change his Beneficiary from time to time. The Participant's Beneficiary designation and any change of Beneficiary shall be the same as under the Associated Plan. It is the responsibility of the Participant to give written notice to the Insurer of the name of the Beneficiary on a form furnished for that purpose.

     With the Employer's consent, the Plan Administrator may maintain records of Beneficiary designations for Participants before their Retirement Dates. In that event, the written designations made by Participants shall be filed with the Plan Administrator. If a Participant dies before his Retirement Date, the Plan Administrator shall certify to the Insurer the Beneficiary designation on its records for the Participant.

     If, at the death of a Participant, there is no Beneficiary named or surviving, any death benefit under the Group Contract shall be paid under the applicable provisions of the Group Contract.

SECTION 9.06--NONALIENATION OF BENEFITS.

     Benefits payable under the Plan are not subject to the claims of any creditor of any Participant, Beneficiary, spouse or Contingent Annuitant. A Participant, Beneficiary, spouse or Contingent Annuitant does not have any rights to alienate, anticipate, commute, pledge, encumber or assign any of such benefits.

SECTION 9.07--CONSTRUCTION.

     The validity of the Plan or any of its provisions is determined under and construed according to Federal law and, to the extent permissible, according to the laws of the state in which the Employer has its principal office. In case any provision of this Plan is held illegal or invalid for any reason, such determination shall not affect the remaining provisions of this Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included.

     In the event of any conflict between the provisions of the Plan and the terms of any contract or policy issued hereunder, the provisions of the Plan control the operation and administration of the Plan.

SECTION 9.08--LEGAL ACTIONS.

     The Plan, the Plan Administrator and the Trustee are the necessary parties to any action or proceeding involving the assets held with respect to the Plan or administration of the Plan or Trust. No person employed by the Employer, no Participant, former Participant or their Beneficiaries or any other person having or claiming to have an interest in the Plan is entitled to any notice of process. A final judgment entered in any such action or proceeding shall be binding and conclusive on all persons having or claiming to have an interest in the Plan.


ARTICLE IX                             23

                          AMEND. NO. 2 PAGE DTD. l-l-98
                          -----------------------------

SECTION 9.09--WORD USAGE.

     The masculine gender, where used in this Plan, shall include the feminine gender and the singular words as used in this Plan may include the plural, unless the context indicates otherwise.

SECTION 9.1O--SMALL AMOUNTS.

     If the Present Value of the Participant's deferred Accrued Benefit does not exceed $5,000, such Present Value shall be payable in a single sum as of the Participant's Retirement Date or the date he ceases to be an Active Participant for any reason other than death. If the Participant's deferred Accrued Benefit is zero on the date he ceases to be an Active Participant for any reason other than death, he shall be deemed to have received a single-sum payment of the Present Value of his deferred Accrued Benefit on such date. This is a small amounts payment. Such small amounts payment shall be made to the Participant. Such small amounts payment shall be in full settlement of all benefits otherwise payable. If the Present Value of the Preretirement Survivor Annuity does not exceed $5,000, the Present Value of any death benefit shall be payable in a single sum as of the date the Participant dies if such Present Value is not more than $5,000. This is a small amounts payment. Such small amounts payment shall be made to the Participant's Beneficiary (Spouse, if the death benefit is payable to the Spouse). Such small amounts payment is in full settlement of the death benefit otherwise payable.



ARTICLE IX                             24

     By executing this Plan, the Primary Employer acknowledges having counseled to the extent necessary with selected legal and tax advisors regarding the Plan's legal and tax implications.

     Executed this 21st day of August, 1996.
                   ----        ------    --

                                      PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                                      By: /s/ MAX F. JOHNSON
                                          -----------------------------------

                                      Vice President - Human Resources
                                      ---------------------------------------
                                                   Title




PLAN EXECUTION                         25